DEED OF GROUND LEASE AND SUBLEASE AGREEMENT


                            Dated as of July 1, 1996


                                    between


                       OLD DOMINION ELECTRIC COOPERATIVE,
                                as Ground Lessor
                   To be indexed as both GRANTOR and GRANTEE


                                      and


                        CLOVER UNIT 2 GENERATING TRUST,

                                as Ground Lessee
                   To be indexed as both GRANTEE and GRANTOR

               -------------------------------------------------


                                  Land Located
                          in Halifax County, Virginia







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                                TABLE OF CONTENTS


                                                                         PAGE


SECTION 1.         DEFINITIONS............................................  2

SECTION 2.         LEASE OF GROUND INTEREST...............................  3
         2.1.      LEASE OF GROUND INTEREST...............................  3
         2.2.      BASIC GROUND LEASE TERM................................  3
         2.3.      RENEWAL GROUND LEASE TERM..............................  3
         2.4.      SURRENDER OR TRANSFER OF GROUND INTEREST...............  3
         2.5.      TRANSFER OF GROUND INTEREST BY GROUND LESSEE...........  4
         2.6.      NONTERMINABILITY.......................................  4

SECTION 3.         RENT FOR THE LEASE OF THE GROUND INTEREST..............  4
         3.1.      ANNUAL RENT............................................  4
         3.2.      TAXES AND ASSESSMENTS..................................  4

SECTION 4.         SUBLEASE OF GROUND INTEREST............................  5

SECTION 5.         RENT FOR THE SUBLEASE OF THE GROUND INTEREST...........  5

SECTION 6.         QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSEE..........  5

SECTION 7.         QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSOR..........  6

SECTION 8.         USE OF THE GROUND INTEREST BY GROUND LESSEE............  6

SECTION 9.         USE OF THE GROUND INTEREST BY GROUND LESSOR............  7

SECTION 10.        SURRENDER OR TRANSFER OF GROUND LEASE INTEREST.........  7

SECTION 11.        EARLY TERMINATION OF GROUND SUBLEASE TERM..............  7

SECTION 12.        LIENS..................................................  8

SECTION 13.        WAIVER OF PARTITION....................................  8

SECTION 14.        SECURITY FOR GROUND LESSEE'S OBLIGATION TO THE
                   LENDERS................................................  8




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



SECTION 15.        NONMERGER..............................................  9

SECTION 16.        INSPECTION.............................................  9

SECTION 17.        INDEMNIFICATION........................................  9

SECTION 18.        MISCELLANEOUS.......................................... 10
         18.1.     AMENDMENTS AND WAIVERS................................. 10
         18.2.     NOTICES................................................ 10
         18.3.     SURVIVAL............................................... 11
         18.4.     SUCCESSORS AND ASSIGNS................................. 11
         18.5.     BUSINESS DAY........................................... 12
         18.6.     GOVERNING LAW.......................................... 12
         18.7.     SEVERABILITY........................................... 12
         18.8.     COUNTERPARTS........................................... 12
         18.9.     HEADINGS AND TABLE OF CONTENTS......................... 12
         18.10.    FURTHER ASSURANCES..................................... 12
         18.11.    EFFECTIVENESS OF GROUND LEASE AND SUBLEASE............. 12
         18.12.    LIMITATION OF LIABILITY................................ 13


Appendix A     -     Definitions

Exhibit A      -     Clover Power Station Plat

Schedule 1     -     Description of the Clover Real Estate
Schedule 2     -     Description of the Unit 1 Site
Schedule 3     -     Description of the Unit 2 Site
Schedule 4     -     Description of the Common Facilities Site



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                   DEED OF GROUND LEASE AND SUBLEASE AGREEMENT


         This DEED OF GROUND LEASE AND SUBLEASE AGREEMENT, dated as of July 1, 1996 (this "Ground Lease and Sublease"), between OLD DOMINION ELECTRIC COOPERATIVE, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia (the "Ground Lessor", to be indexed as both GRANTOR and GRANTEE), and CLOVER UNIT 2 GENERATING TRUST, a Delaware business trust created pursuant to the Trust Agreement, dated as of July 1, 1996, between EPC Corporation and Wilmington Trust Company (the "Ground Lessee", to be indexed as both GRANTEE and GRANTOR).

         WHEREAS,  the Clover  Real  Estate is more  particularly  described  in
Schedule 1 and is comprised of the Unit 1 Site described in Schedule 2, the Unit 2 Site described in Schedule 3, the Common Facilities Site described in Schedule 4, and certain other property, each such Schedule 1, Schedule 2, Schedule 3 and
Schedule 4 being attached to, and being recorded in the Halifax Clerk's office with, this Ground Lease and Sublease as part hereof;

         WHEREAS, a copy of the Clover Power Station Plat was recorded in the Halifax Clerk's Office in Plat Book 18, Page 50 and corrected by a re-recording in such Clerk's Office in Plat Book 18, Pages 120-124, and is marked Exhibit A, is attached hereto and is being recorded in the Halifax Clerk's Office as a part hereof;

         WHEREAS, Old Dominion and Virginia Power own the Clover Real Estate as tenants-in-common;

         WHEREAS, by the Clover Agreements, Old Dominion and Virginia Power established their respective rights and obligations as tenants-in-common of the Clover Real Estate and of all improvements thereafter to be constructed, and all personal property thereafter to be situated, on the Clover Real Estate. Such improvements and personal property held by Old Dominion and Virginia Power as tenants-in-common include (a) the Unit 1 Foundation constructed on the Unit 1 Site, (b) the Unit 2 Foundation constructed on the Unit 2 Site, (c) the Common Facilities Foundation constructed on the Common Facilities Site, (d) the Unit 1 Equipment situated on the Unit 1 Site, (e) the Unit 2 Equipment situated on the Unit 2 Site, and (f) the Common Facilities Equipment situated on the Common Facilities Site;

         WHEREAS, as tenants-in-common of such real and personal property, each of Old Dominion and Virginia Power holds a 50% undivided interest in such real and personal property, including the right to nonexclusive possession of all such real and personal property, subject to (a) in the case of all such real and personal property, the rights of the other to nonexclusive possession and the terms and conditions of the Clover Agreements, (b) in the case of the Pollution Control Assets, the rights, terms and conditions described above in clause (a) and the rights of the Pollution Control Assets Lessor, and (c) in the case of the Common Facilities, the Unit 1 Site, the Unit 1 Foundation and the Unit 1 Equipment, the rights, terms and conditions described above in clause (a) and the rights of the Unit 1 Parties;

         WHEREAS, simultaneously with the recordation of this Ground Lease and Sublease, Old Dominion will convey to the Facility Owner for a term of years (a) the Foundation Interest by the Head Foundation Agreement and (b) the Equipment Interest by the Head Equipment Agreement;

         WHEREAS, by the Operating Foundation Agreement, the Facility Owner will convey the use and possession of the Foundation Interest back to Old Dominion for a term of years which shall end prior to the expiration of the term of the Head Foundation Agreement;

         WHEREAS, by the Operating Equipment Agreement, the Facility Owner will convey the use and possession of the Equipment Interest back to Old Dominion for a term of years which shall end prior to the expiration of the term of the Head Equipment Agreement;

         WHEREAS, although Old Dominion and the Facility Owner intend that the Foundation Interest at all times and in all respects be and remain personal property under Virginia law, they are recording the Head Foundation Agreement and will record the Operating Foundation Agreement in the Halifax Clerk's Office in order to satisfy the conditions of Section 55-96 of the Code of Virginia 1950, as amended, in the event that the Foundation Interest is deemed to be real estate or an interest in real estate for purposes of such Section 55-96; and

         WHEREAS, the Unit 1 Parties and the Unit 2 Parties shall share equally all of those rights, and shall be subject equally to having all of those responsibilities undertaken, which are granted to or imposed upon Old Dominion, with respect to the Common Facilities Site, the Common Facilities Foundation and the Common Facilities Equipment, as (a) tenant-in-common with Virginia Power of such property, and (b) a party to the Clover Agreements.

         NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


SECTION 1.            DEFINITIONS.

         Capitalized terms used in this Ground Lease and Sublease and not otherwise defined herein shall have the respective meanings set forth in Appendix A hereto unless the context hereof shall otherwise require.

         Where any provision in this Ground Lease and Sublease refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.




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SECTION 2.            LEASE OF GROUND INTEREST.

         2.1. LEASE OF GROUND INTEREST. The Ground Lessor hereby leases the Ground Interest to the Ground Lessee, and the Ground Lessee hereby leases the Ground Interest from the Ground Lessor. The Ground Lessor and the Ground Lessee understand and agree that (a) this lease of the Ground Interest is subject to the limitations identified in the definition of Ground Interest, (b) legal title to the Clover Real Estate, including the Unit 2 Site and the Common Facilities Site, remains vested in Old Dominion and Virginia Power as tenants-in-common, and (c) this lease of the Ground Interest is subject and subordinate to the lien of the Old Dominion Indenture (including any future amendments, supplements or issuance of additional advances or indebtedness thereunder), Permitted Encumbrances and the rights of Virginia Power under the Clover Agreements.

         2.2. BASIC GROUND LEASE TERM. The term of the foregoing lease to the Ground Lessee will commence on the Closing Date and shall terminate at 11:59 p.m. (New York City time) on January 5, 2060 (the "Basic Ground Lease Term"); PROVIDED, HOWEVER, that in no event shall the Basic Ground Lease Term terminate so long as the Ground Lessee's leasehold interest in the Ground Interest shall be subject to the Lien of the Leasehold Mortgage.

         2.3. RENEWAL GROUND LEASE TERM. At the expiration of the Basic Ground Lease Term or any Renewal Ground Lease Term (as hereinafter defined), the Ground Lessee may extend the Basic Ground Lease Term or such existing Renewal Ground Lease Term for an additional term of not less than one year (each a "Renewal Ground Lease Term") by giving the Ground Lessor 180 days' prior written notice; PROVIDED that, the Ground Lessee shall be permitted to renew the term of this Ground Lease and Sublease for a Renewal Ground Lease Term only if (a) concurrently with such renewal, the Head Equipment Agreement and the Head Foundation Agreement are renewed for a Head Equipment Agreement Renewal Term and Head Foundation Agreement Renewal Term, respectively, equal to the Renewal Ground Lease Term, and (b) on the date that notice of such renewal is given and at the commencement of such Renewal Ground Lease Term (i) the Clover Unit 2 Generating Facility continues to be used for the production of electric capacity and energy and (ii) no determination has been made in accordance with Section 11.01(a) of the Clover Operating Agreement to retire the Clover Unit 2 Generating Facility prior to the expiration of such Ground Lease Renewal Term. Notwithstanding the foregoing, if the Ground Lease Term is not earlier terminated, it shall end on December 31, 2089.

         2.4. SURRENDER OR TRANSFER OF GROUND INTEREST.  Without limitation upon
Section 10, on the last day of the Ground Lease Term the Ground Lessee shall surrender the Ground Interest to the Ground Lessor by returning the same unto the possession of the Ground Lessor without representation or warranty other than that the Ground Interest is free and clear of all Facility Owner's Liens and Owner Participant's Liens. Upon surrendering the Ground Interest, the Ground Lessee shall execute, acknowledge and deliver a release, surrender or conveyance of the Ground Lease Interest to be prepared by the Ground Lessor at its expense and in a form reasonably satisfactory to the Ground Lessee to be duly recorded at the Ground Lessor's expense in the Halifax Clerk's Office. The

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



obligations of the Ground Lessee under this Section 2.4 shall survive the termination of this Ground Lease and Sublease.

         2.5. TRANSFER OF GROUND INTEREST BY GROUND LESSEE. The Ground Lessee expressly agrees that the Ground Lessee may convey and transfer the Ground Lease Interest only (i) as part of the Ground Lessee's transfer of the Facility Owner's Unit 2 Interest pursuant to the Operative Documents or (ii) to Virginia Power in connection with Virginia Power's exercise of its rights under Sections
6.2 and 6.3 of the Head Agreements.

         2.6. NONTERMINABILITY. The Ground Lease Term shall not terminate, nor shall any of the rights granted and conveyed hereunder to the Ground Lessee be extinguished, lost or otherwise impaired, in whole or in part, by any cause or for any reason whatsoever, including the following: (a) any damage to or loss or destruction of all or any part of Clover Unit 2 for any reason whatsoever and of whatever duration, (b) the condemnation, requisition (by eminent domain or otherwise), seizure or other taking of title or use of Clover Unit 2 by any Governmental Entity or otherwise, (c) any prohibition, limitation or restriction on the use by any party of all or any part of its property or the interference with such use by any Person, or any eviction by paramount title or otherwise,
(d) any inadequacy, incorrectness or failure of the description of the Clover Real Estate or the Ground Interest or any part thereof or any rights or property in which an interest is intended to be granted or conveyed by this Ground Lease and Sublease, (e) the insolvency, bankruptcy, reorganization or similar proceedings by or against the Ground Lessor, the Ground Lessee or any other Person, (f) the failure by the Ground Lessee to comply with Section 2.4, 3 or 8 hereof, or (g) any other reason whatsoever, whether similar or dissimilar to any of the foregoing.


SECTION 3.            RENT FOR THE LEASE OF THE GROUND INTEREST.

         3.1. ANNUAL RENT. As rent for the Ground Interest, the Ground Lessee agrees to pay to the Ground Lessor annual rent of $30,000 per year, in advance on January 5 of each year during that portion of the Ground Lease Term equal to the Ground Sublease Term; PROVIDED that the first payment of rent shall be payable on the Closing Date and shall be prorated from the beginning of the Ground Lease Term to January 4, 1997. From and after the expiration or termination of the Ground Sublease Term, as rent for the Ground Interest, the Ground Lessee agrees to pay to the Ground Lessor rent equal to the fair market rental value of the Ground Interest, such fair market rental value to be determined at the expiration or termination of the Ground Sublease Term by an appraiser mutually acceptable to the Ground Lessor and the Ground Lessee.

         3.2. TAXES AND ASSESSMENTS. From and after the expiration or termination of the Ground Sublease Term and until the expiration of the Ground Lease Term or surrender of the Ground Interest to Old Dominion pursuant to
Section 10, the Ground Lessee agrees to pay to the Ground Lessor an amount equal to 50% of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Unit 2 Site and 25% of all Taxes and assessments, general or special, taxed, charged, levied, assessed or imposed upon the Common Facilities Site. Such payment shall be due upon demand by the Ground Lessor, but in no event shall such amounts be due prior to the date such Taxes and assessments are due and payable to a taxing or assessing Governmental Entity.


SECTION 4.            SUBLEASE OF GROUND INTEREST.

         The Ground Lessee hereby subleases the Ground Interest to the Ground Lessor, and the Ground Lessor hereby subleases the Ground Interest from the Ground Lessee, for a term commencing on the Closing Date and terminating at 11:59 p.m. (New York City time) on the Expiration Date subject to early termination pursuant to Section 11 hereof (the "Ground Sublease Term"). The Ground Lessor and the Ground Lessee understand and agree that (a) this sublease of the Ground Interest is subject to the limitations identified in the definition of Ground Interest, (b) legal title to the Clover Real Estate, including the Unit 2 Site and the Common Facilities Site, remains vested in Old Dominion and Virginia Power as tenants-in-common, (c) this sublease of the Ground Interest is subject and subordinate to the Lien of the Old Dominion Indenture (including any future amendments, supplements or issuance of additional advances or indebtedness thereunder), Permitted Encumbrances and the rights of Virginia Power under the Clover Agreements and (d) this sublease of the Ground Interest is subject and subordinate to the interest of the Ground Lessee in the Ground Interest created pursuant to Section 2.1 of this Ground Lease and Sublease.


SECTION 5.            RENT FOR THE SUBLEASE OF THE GROUND INTEREST.

         As rent for the sublease of the Ground Interest provided in Section 4, the Ground Lessor agrees to pay to the Ground Lessee annual rent of $30,000 per year, payable in advance on January 5 of each year during the Ground Sublease Term; PROVIDED that the first payment of rent shall be payable on the Closing Date and shall be prorated from the beginning of the Ground Sublease Term to January 4, 1997.


SECTION 6.            QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSEE.

         The Ground Lessor warrants that it has full right and authority to lease the Ground Interest to the Ground Lessee pursuant to the terms of this Ground Lease and Sublease and agrees that, notwithstanding any provision of any other Operative Documents, so long as the Ground Lease Term has not been terminated pursuant to the express provisions of Section 10 hereof, the Ground Lessor shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessee of the leasehold interest in the Ground Interest subject to the terms hereof; PROVIDED, HOWEVER, that the Ground Lessor makes no covenant with respect to the interruptions of such enjoyment, use, operation or possession of the Ground Interest arising from actions of any Lender or the Agent.



                                       5

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         Notwithstanding  anything  in this  Ground  Lease and  Sublease  to the contrary, the Ground Lessor shall have the right, without being deemed to breach the foregoing covenant of quiet enjoyment, to (a) grant one or more rights of way and easements over or in respect of any portion of the Clover Real Estate and (b) lease or convey one or more portions of the Clover Real Estate; PROVIDED, HOWEVER, that (i) each such grant, lease and conveyance shall be in accordance with the Clover Agreements and (ii) no such grant, lease or conveyance shall either impair the use or operation of, or the ability to maintain, improve or rebuild the Clover Unit 2 as contemplated by the Clover Agreements and the Operative Documents or reduce the value of Clover Unit 2 by more than a DE MINIMIS amount.


SECTION 7.            QUIET ENJOYMENT IN FAVOR OF THE GROUND LESSOR.

         The Ground Lessee warrants that it has full right and authority to sublease the Ground Interest to the Ground Lessor pursuant to the terms of this Ground Lease and Sublease and agrees that, notwithstanding any provision of any other Operative Documents, so long as the Ground Sublease Term has not been terminated pursuant to the express provisions of Section 11 hereof, the Ground Lessee shall not through its own actions or inactions interfere with or interrupt the quiet enjoyment of the use, operation and possession by the Ground Lessor of the subleasehold interest in the Ground Interest subject to the terms hereof; PROVIDED, HOWEVER, that the Ground Lessee makes no covenant with respect to the interruption of such enjoyment, use, operation and possession of the Ground Interest arising from actions of any Lender or the Agent.


SECTION 8.            USE OF THE GROUND INTEREST BY GROUND LESSEE.

          The Ground Lessee's rights hereunder to use the Ground Interest shall be limited to the right to use the Ground Interest in connection with the use, operation and maintenance of Clover Unit 2 and in accordance with the terms and provisions of the Clover Agreements, which shall include the right to construct, install, operate, use, repair and relocate and remove facilities and structures on or under the Unit 2 Site and the Common Facilities Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, coal, water, limestone and other commodity transport systems, safety sensor and monitoring systems, fuel lines and other utility lines and systems, all as reasonably necessary or advisable for the commercial operation of Clover Unit 2, but in each case, only to the extent permitted by the Clover Agreements.

         Notwithstanding anything herein to the contrary, during the Ground Sublease Term, the Ground Lessee shall not be deemed to have exceeded its rights granted hereunder as the result of any action by the Ground Lessor.




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



SECTION 9.            USE OF THE GROUND INTEREST BY GROUND LESSOR.

         The Ground Lessor's rights hereunder to use the Ground Interest during the Ground Sublease Term shall include the right to construct, install, operate, use, repair and relocate facilities and structures on or under the Unit 2 Site and the Common Facilities Site, including buildings, roads, paths, walkways, sanitary sewers, storm drains, water and gas mains, waste disposal systems, electric power lines, telephone, television and telecommunication lines, fire protection systems, coal, water, limestone and other commodity transport systems, safety sensor and monitoring systems, fuel lines and other utility lines and systems, and any other uses as shall be permitted by the Clover Agreements.


SECTION 10.           SURRENDER OR TRANSFER OF GROUND LEASE INTEREST.

         If (a) the Operating Equipment Agreement and the Operating Foundation Agreement are terminated pursuant to Section 10, 13 or 18 of each thereof, (b) the Purchase Option pursuant to Section 15.1 of the Operating Equipment Agreement and the Foundation Purchase Option pursuant to Section 15.1 of the Operating Foundation Agreement are exercised, (c) the Ground Lessee exercises its right to terminate the Head Equipment Agreement and the Head Foundation Agreement pursuant to Section 10.2 of each thereof or (d) the Ground Lessee exercises its right to transfer the Facility Owner's Unit 2 Interest pursuant to
Section 17.1(e) of the Operating Agreements, either (I) in circumstances where the transferee is the Ground Lessor, the Ground Lessee shall, upon satisfaction of the requirements of the relevant sections of the Operating Equipment Agreement, the Operating Foundation Agreement, the Head Equipment Agreement and the Head Foundation Agreement, surrender all of the Ground Lessee's right, title and interest in and to the Ground Interest to the Ground Lessor in accordance with Section 2.4 or (II) in all other cases, the Ground Lessor expressly agrees that the Ground Lessee may convey and transfer the Ground Lessee's right, title and interest in the Ground Interest as part of the Ground Lessee's transfer of the Facility Owner's Unit 2 Interest under the relevant sections of the Operating Agreements and the Head Agreements. The Ground Lessor and the Ground Lessee agrees to comply with the provisions of the applicable sections of the Operating Equipment Agreement, the Operating Foundation Agreement, the Head Equipment Agreement and the Head Foundation Agreement and Section 2.4 hereof in connection with such surrender.




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SECTION 11.           EARLY TERMINATION OF GROUND SUBLEASE TERM.

         The Ground Sublease Term shall terminate prior to the scheduled expiration of the Ground Sublease Term (a) upon satisfaction of the relevant sections of the Operating Equipment Agreement and the Operating Foundation Agreement, if the Operating Equipment Agreement and the Operating Foundation Agreement shall be terminated pursuant to Section 10, 13, 14, 15.1, 15.2 or 18 of each thereof or (b) the Operating Equipment Agreement and the Operating Foundation Agreement shall be terminated pursuant to Section 17 of each thereof. Upon satisfaction of the requirements of Section 10, 13, 14, 15.1, 15.2 or 18 of the Operating Equipment Agreement and the Operating Foundation Agreement or upon termination of the Operating Equipment Agreement and the Operating Foundation Agreement pursuant to Section 17 of each thereof, the Ground Sublease Term shall terminate without any action of any Person whatsoever; PROVIDED, HOWEVER, that, notwithstanding the foregoing, in every instance, the Ground Sublease Term shall end prior to the expiration or earlier termination of the Ground
Lease Term. The Ground Lessor agrees to execute, acknowledge and deliver an instrument, prepared at Ground Lessor's expense in a form reasonably satisfactory to the Ground Lessee (or Virginia Power in the event it exercises its rights under Section 6.3 of the Head Agreements), evidencing the conveyance to the Ground Lessee (or Virginia Power in the event it exercises its rights under Section 6.3 of the Head Agreements) of the Ground Lessor's subleasehold interest in and to the Ground Interest for recordation in the Halifax Clerk's Office at the Ground Lessor's expense (and Ground Lessee shall execute, acknowledge and deliver an assignment of the Ground Lessee's interest in the Ground Interest to Virginia Power if Virginia Power exercises its rights under Section 6.3 of the Head Agreements).


SECTION 12.           LIENS.

         The Ground Lessee covenants and agrees that it will not create, incur, assume or suffer to exist any Facility Owner's Liens on the Clover Real Estate and the Ground Interest other than the Lien of Leasehold Mortgage.




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



SECTION 13.           WAIVER OF PARTITION.

         As permitted by Section 56-90.1 of the Code of Virginia, each of the Ground Lessor and the Ground Lessee, on its own behalf and on behalf of its successors and assigns, hereby waives any right, whether pursuant to statute or common law, to partition the Clover Real Estate, or any interest or portion thereof, and such waiver will continue in effect until the earlier of (a) termination of the Clover Ownership Agreement pursuant to Section 16.01 of the Clover Ownership Agreement and Clover Operating Agreement pursuant to Section
14.01 of the Clover Operating Agreement in accordance with their terms or (b) December 31, 2089. Each of the Ground Lessor and the Ground Lessee agrees not to commence during such period any action of any kind seeking any form of partition with respect thereto. Each of the Ground Lessor and the Ground Lessee agrees to incorporate this waiver in all deeds, deeds of trust, and instruments of conveyance relating to the Clover Real Estate (or any interest or portion thereof), whether delivered at the Closing or thereafter.


SECTION 14.           SECURITY FOR GROUND LESSEE'S OBLIGATION TO THE LENDERS.

         In order to secure the Secured Indebtedness, the Ground Lessee will by the Leasehold Mortgage grant a Lien to the Trustees for the benefit of the Agent and the ratable benefit of the Lenders on all of the Ground Lessee's right, title and interest in and to the Ground Interest. The Ground Lessor hereby consents to the grant of such Lien and acknowledges receipt of copies of the Leasehold Mortgage, it being understood that such consent shall not affect any requirement or the absence of any requirement for any consent under any other circumstances. Unless and until the Ground Lessor shall have received written notice from the Agent that the Liens of the Loan Agreement and the Leasehold Mortgage has been released, the Agent and the Trustees under the Leasehold Mortgage shall have the rights of the Ground Lessee under this Ground Lease and Sublease to the extent set forth in and subject in each case to the exceptions set forth in the Loan Agreement and the Leasehold Mortgage.


SECTION 15.           NONMERGER.

         The remainder in the Ground Interest conveyed by this Ground Lease and Sublease shall not merge into any interest in the Ground Interest conveyed by the Ground Lease and Sublease even if such remainder and such interest are at any time vested in or held directly or indirectly by the same Person, but this Ground Lease and Sublease shall nonetheless remain in full force and effect in accordance with its terms notwithstanding such vesting or holding.

SECTION 16.           INSPECTION

         During the Ground Sublease Term, at such times as reasonably requested, each of the Facility Owner, the Owner Participant, the Ground Lessee, the Owner Trustee, the Agent, each Lender and their representatives may, at reasonable times, on reasonable notice to the Co-Owners and at their own risk and expense (except, at the expense, but not risk, of the Ground Lessor when an Event of Default has occurred and is continuing), inspect the Clover Unit 2 Site and the Common Facilities Site; PROVIDED, HOWEVER, that any such inspection will not interfere with the Co-Owners' normal commercial operation of the Unit 2 Site or the Common Facilities Site and will be in accordance with the Clover Unit 2 Operator's safety and insurance programs.


SECTION 17.           INDEMNIFICATION

         The Ground Lessor hereby shall indemnify, protect, save and hold harmless the Ground Lessee, the Owner Trustee, the Owner Participant, each Lender and the Agent and their respective Affiliates, successors, assigns, agents, directors, officers or employees (each a "Ground Lease Indemnitee") from and against, any and all Claims imposed on, incurred by or asserted against any such Ground Lease Indemnitee, in any way relating to or arising out of:

                     (i) environmental conditions on Clover Real Estate on the Closing Date;

                    (ii) the existence or presence at, on, in or under Clover Unit 1, the Unit 1 Site or any part of the Clover Real Estate (other than Clover Unit 2 or the Unit 2 Site) of any Environmental Material;

                   (iii)   the   disturbance,    pollution,   contamination   or
         interference with any wetland, body of water (whether surface or subsurface), aquifer or watercourse due to the existence or presence of a hazardous condition or any Environmental Material at, on, in or under Clover Unit 1, the Unit 1 Site or any other property described on the Clover Power Station Plat (other than Clover Unit 2 or the Unit 2 Site);

                    (iv) the transportation, use, treatment, storage, disposition, Release or disposal of any Environmental Material existing at, on, in or under Clover Unit 1, the Unit 1 Site or any part of the Clover Real Estate (other than Clover Unit 2 or the Unit 2 Site); and

                     (v) the Release of any Environmental Material from, at, on, in or under Clover Unit 1, the Unit 1 Site or any part of the Clover
         Real Estate (other than Clover Unit 2 or the Unit 2 Site) (including any release into air, water vapor, surface water, groundwater, drinking water or land (including surface or subsurface land) or any plant, aquatic or other animal life).

         The foregoing provisions are in supplementation of, and are not in derogation of, the provisions of Section 8.1 of the Participation Agreement but the Ground Lessor's payment and performance of its obligations under this
Section 17 shall be governed by the provisions of paragraphs (c), (d), (e), (f) and (g) of such Section 8.1.


SECTION 18.           MISCELLANEOUS.

         18.1. AMENDMENTS AND WAIVERS. No term, covenant, agreement or condition of this Ground Lease and Sublease may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party hereto and, also, in connection with any termination of, or amendment to, those provisions for which Virginia Power is an intended beneficiary, approval in writing by Virginia Power.

         18.2. NOTICES. Unless otherwise expressly specified or permitted by the terms hereof, all communications and notices provided for herein to a party hereto shall be in writing or by a telecommunications device capable of creating a written record, and any such notice shall become effective (a) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (b) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(c) in the case of notice by such a telecommunications device, upon transmission thereof, provided such transmission is promptly confirmed by either of the methods set forth in clauses (a) or (b) above, in each case addressed to such party at its address set forth below or at such other address as such party may from time to time designate by written notice to the other party hereto:

If to the Ground Lessor:

         Old Dominion Electric Cooperative
         Innsbrook Corporate Center
         4201 Dominion Boulevard
         Glen Allen, Virginia 23060

         Facsimile No.:  (804) 747-3742
         Telephone No.:  (804) 747-0592
         Attention:  Vice President of Accounting and Financing

If to the Ground Lessee:

         Clover Unit 2 Generating Trust
         c/o Wilmington Trust Company
         Rodney Square North
         1100 North Market Street
         Wilmington, Delaware  19890-0001

         Facsimile No.:  (302) 651-8882
         Telephone No.:  (302) 651-1000
         Attention:        Corporate Trust Administration

A copy of all communications and notices provided for herein shall be sent by the party giving such communication or notice to Virginia Power at:

         Virginia Electric and Power Company
         P.O. Box 26666
         Richmond, Virginia  23261
         Attention:  President

         18.3. SURVIVAL. All warranties, representations, indemnities and covenants made by either party hereto, herein or in any certificate or other instrument delivered by either such party or on the behalf of such party under this Ground Lease and Sublease, shall be considered to have been relied upon by the other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by either party or on behalf of either party.

         18.4.        SUCCESSORS AND ASSIGNS.

         (a) This Ground Lease and Sublease shall be binding upon and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof.

         (b) Except as expressly provided herein or in the Operative Documents, the Ground Lessor may not assign its interests herein without the consent of the other party hereto. Except as expressly provided herein or in the Operative Documents, the Ground Lessee may not assign its interests in this Ground Lease and Sublease prior to the expiration or early termination of the Ground Sublease Term without the consent of the Ground Lessor.

         18.5. BUSINESS DAY. Notwithstanding anything herein to the contrary, if the date on which any payment is to be made pursuant to this Ground Lease and Sublease is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such scheduled date and (PROVIDED such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

         18.6. GOVERNING LAW. THIS GROUND LEASE AND SUBLEASE SHALL BE IN ALL RESPECTS GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE COMMONWEALTH OF VIRGINIA INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         18.7. SEVERABILITY. Whenever possible, each provision of this Ground Lease and Sublease shall be interpreted in such manner as to be effective and valid under Applicable Law, but if any provision of this Ground Lease and Sublease shall be prohibited by or invalid under Applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Ground Lease and Sublease.

         18.8. COUNTERPARTS. This Ground Lease and Sublease may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one instrument.

         18.9. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Ground Lease and Sublease and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

         18.10. FURTHER ASSURANCES. Each party hereto will promptly and duly execute and deliver such further documents to make such further assurances for and take such further action reasonably requested by any party to whom such first party is obligated, all as may be reasonably necessary to carry out more effectively the intent and purpose of this Ground Lease and Sublease.

         18.11. EFFECTIVENESS OF GROUND LEASE AND SUBLEASE. This Ground Lease and Sublease has been dated as of the date first above written for convenience only. This Ground Lease and Sublease shall be effective on the date of execution and delivery by each of the Ground Lessee and the Ground Lessor.

         18.12. LIMITATION OF LIABILITY. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as trustee of Clover Unit 2 Generating Trust (the "Trust") under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Trust, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto or by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement or any other Operative Documents.

         IN WITNESS WHEREOF, the undersigned have caused this Ground Lease and Sublease to be duly executed and delivered by their respective officers thereunto duly authorized.

                                 OLD DOMINION ELECTRIC COOPERATIVE,
                                 a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia as Ground Lessor


                                 By:/s/ DANIEL M. WALKER
                                    ------------------------------------  [Seal]
                                    Name: Daniel M. Walker
                                    Title: Vice President
                                    Date: July 31, 1996


                                 CLOVER UNIT 2 GENERATING TRUST,
                                 as Ground Lessee


                                 By: Wilmington Trust Company, not in its
                                     individual capacity but solely as
                                     Owner Trustee under the Trust Agreement


                                     By:/s/ EMMETT R. HARMON
                                        --------------------------------
                                     Name: Emmett R. Harmon
                                     Title: Vice President
                                     Date: July 31, 1996

STATE OF                               )
                                       )  ss.:
COUNTY OF                              )


         The foregoing instrument was acknowledged before me this __ day of _______, 1996, by ________________ as ______________ of Old Dominion Electric
Cooperative, a wholesale power supply cooperative organized under the laws of the Commonwealth of Virginia, on behalf of said cooperative.

                                      /s/ SHARON MCKENZIE
                                      ----------------------------------
                                      Name: Sharon McKenzie
                                      Notary Public


(Notarial Seal)




My Commission expires: _________________________

STATE OF                           )
                                   )   ss.:
COUNTY OF                          )


         The foregoing instrument was acknowledged before me this __ day of _______, 1996, by _______________ as ______________ of Wilmington Trust Company,
a Delaware banking corporation, on behalf of such corporation as trustee of Clover Unit 2 Generating Trust, a business trust organized under the laws of the State of Delaware, on behalf of said business trust.

                                      /s/ MILAGROS COLON-PADILLA
                                      ----------------------------------
                                      Name: Milagros Colon-Padilla
                                      Notary Public


(Notarial Seal)




My Commission expires: _______________________

                                                                     APPENDIX A
                                                                             TO
                                                                   GROUND LEASE
                                                                   AND SUBLEASE

                                  DEFINITIONS

This Appendix A has been filed separately. See Appendix A to Exhibit 10.46 to Old Dominion's Form 10-K for the year ended December 31, 1996.

                                                                      EXHIBIT A
                                                                             TO
                                                                   GROUND LEASE
                                                                   AND SUBLEASE



                           CLOVER POWER STATION PLAT


Recorded in the Halifax Clerk's Office in Plat Book 18, page 50, and corrected by a rerecording in the Halifax Clerk's Office in Plat Book 18, pages 120-124.






                                    Exh.A-1

                                                                     SCHEDULE 1
                                                                             TO
                                                                   GROUND LEASE
                                                                   AND SUBLEASE


                      DESCRIPTION OF THE CLOVER REAL ESTATE

All that certain parcel of land belonging, lying and being in the Roanoke Magisterial district of Halifax County, Virginia and all appurtenances thereto belonging, and more particularly described as follows:

AND BEING a portion of the same land and appurtenances acquired by Old Dominion Electric Cooperative ("Old Dominion") as tenant in common with Virginia Electric and Power Company ("Virginia Power") by deeds which are recorded in the Halifax Clerk's Office as follows:


Grantors                         Date of Deed        Deed Book       Page Number
--------------------------------------------------------------------------------

Clover Project Corp.             May 30, 1990           550              465

Kenneth R. Wilborne, et al.     October 1, 1990         556              367

William D. Gravitt, et al.       July 3, 1991           570               8

William R. Watkins, et al.      March 14, 1991          561              353

Walter Lacks, et al.             July 24, 1991          569              844

Burlington Industries          October 23, 1991         570              13

B. F. Blount, et al.             May 22, 1992           579              412

Norfolk Southern Railway         June 9, 1992           579              771
Company

LESS AND EXCEPT, however, those certain parcels of land conveyed by Old Dominion and Virginia Power by deeds which are recorded in the Halifax Clerk's Office as follows:


Grantees                         Date of Deed        Deed Book       Page Number
--------------------------------------------------------------------------------
William D. Gravitt, et al.     October 7, 1991         570              10

Commonwealth of Virginia        June 23, 1992          580              576

Commonwealth of Virginia       December 1, 1994        627              57

Commonwealth of Virginia        June 1, 1995           632              255
================================================================================

SUBJECT,   however,  to  all  existing  exceptions,   reservations,   easements,
conditions, restrictions, covenants, agreements, limitations and waivers of record that may apply to the foregoing parcel of land.

                                                                     SCHEDULE 2
                                                                             TO
                                                                   GROUND LEASE
                                                                   AND SUBLEASE



                         DESCRIPTION OF THE UNIT 1 SITE



ALL those two certain parcels of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, being those portions of the Clover Real Estate which are outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 1 Site.

                                                                      SCHEDULE 3
                                                                              TO
                                                                    GROUND LEASE
                                                                    AND SUBLEASE


                         DESCRIPTION OF THE UNIT 2 SITE



ALL those certain parcels of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, being those portions of the Clover Real Estate which are outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 2 Site.

                                                                     SCHEDULE 4
                                                                             TO
                                                                   GROUND LEASE
                                                                   AND SUBLEASE




                   DESCRIPTION OF THE COMMON FACILITIES SITE



ALL that certain parcel of land lying and being in Roanoke Magisterial district of Halifax County, Virginia, with all appurtenances thereunto belonging, outlined and marked as Parcel "B" on the Clover Power Station Plat, LESS AND EXCEPT those parcels of real estate outlined and marked on the Clover Power Station Plat as Parcel I and Parcel II of the Unit 1 Site and Parcel I and II of the Unit 2 Site.



                                      D-1